NASDAQ: OCFC 1
OceanFirst Financial Corp.
OceanFirst Financial Corp.
John
John
R.
R.
Garbarino
Garbarino
–
–
Chairman,
Chairman,
CEO
CEO
Michael
Michael
J.
J.
Fitzpatrick
Fitzpatrick
–
–
Executive
Executive
Vice
Vice
President,
President,
CFO
CFO
STERNE AGEE
STERNE AGEE
FINANCIAL INSTITUTIONS INVESTOR CONFERENCE
FINANCIAL INSTITUTIONS INVESTOR CONFERENCE
FEBRUARY 11-13, 2013
FEBRUARY 11-13, 2013
Exhibit 99.1

NASDAQ: OCFC 2
OceanFirst Financial Corp.
OceanFirst Financial Corp.
Forward Looking Statements:
This presentation contains certain forward-looking statements within the meaning of the
Private Securities Reform Act of 1995, which are based on certain assumptions and describe future plans, strategies and expectations of the Company.  These forward-
looking statements are generally identified by use of the words “believe”, “expect”,
“intend”, “anticipate”, “estimate”, “project”, “will”, “should”, “may”, “view”, “opportunity”,
“potential”, or similar expressions or expressions of confidence.  The Company’s ability to predict results or the actual effect of future plans or strategies is inherently uncertain.
Factors which could have a material adverse effect on the operations of the Company and the subsidiaries include, but are not limited to, changes in interest rates, general economic conditions, levels of unemployment in the Bank’s lending area, real estate market values in the Bank’s lending area, legislative/regulatory changes, monetary and fiscal policies of the U.S. Government including policies of the U.S. Treasury and the
Board of Governors of the Federal Reserve System, the quality or composition of the loan or investment portfolios, demand for loan products, deposit flows, competition, demand for financial services in the Company’s market area and accounting principles and guidelines.  These risks and uncertainties are further discussed in the Company’s
Annual Report on Form 10-K for the year ended December 31, 2011 and its subsequent securities filings and should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements.  The Company does not undertake – and specifically disclaims any obligation – to publicly release the result of any revisions which may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

NASDAQ: OCFC 3
110 Years of Growth and Capital Management
110 Years of Growth and Capital Management
Founded in Point Pleasant, NJ, in 1902, OceanFirst has grown from a small one-town savings and loan to a full-service community bank serving the Central New Jersey shore.
Rebuilt capital through the Great Recession with retained earnings and completion of a follow-on common stock offering in November 2009.
OceanFirst issued stock for the first time in 1996 and over the ensuing ten years generated value for our shareholders,  largely through the successful implementation and execution of our community bank model, and the strategic repurchase of 62.4% of original IPO shares.
Began the redeployment of the excess capital rebuilt since 2008 with an October 2011 5% share repurchase plan, followed by a similar plan in November 2012.  As of December 31, 2012,
834,784 shares remain available for repurchase  under the current authorization.

Sussex
Passaic
Bergen
Warren
Morris
Essex
Hudson
New York
Union
Hunterdon
Somerset
Middlesex
Mercer
Philadelphia
Burlington
Ocean
Camden
Gloucester
Salem
Atlantic
Cumberland
Cape May

NASDAQ: OCFC 4
Community Bank serving the
Central Jersey Shore - $2.3 billion
in assets and 24 branch offices
Market Cap $257.4 million (as of
February 6, 2013)
Core deposit funded – 86.8% of
total deposits
Locally originated loan portfolio
with no brokered loans
Residential and commercial
mortgages
Consumer equity loans and
lines
C&I loans and lines
Corporate Profile
Corporate Profile
Note:  See Appendix 1 for Market Demographic information.

NASDAQ: OCFC 5
Experienced Executive Management Team
Experienced Executive Management Team
Executive search initiated in August for the position of President/COO
Expected to be successfully concluded 1Q ‘13
Insider ownership of 25.7% is substantial – aligned with shareholders’ interest
OceanFirst Bank ESOP 10.2%
Directors & Current Senior Executive Officers 8.5% (CEO 5.1%)
Director and Proxy Officer Stock Ownership Guidelines
OceanFirst Foundation 7.0%
As of the March 15, 2012 proxy record date.
Name Position
# of Years in
Banking
# of Years
at OCFC
John R. Garbarino Chairman, Chief Executive Officer 41 41
Michael J. Fitzpatrick Executive Vice President, Chief Financial Officer 31 20

NASDAQ: OCFC 6
Our Strategy
Our Strategy
Positioned as the leading Community Bank in attractive Central
Jersey Shore market – growing revenue and creating additional value for our shareholders
Offering a full range of consumer and commercial banking products generating diversified income streams
Guarding credit quality in ALL business cycles
Transitioning the balance sheet with emphasis on core deposit funding and commercial lending growth
On the watch for roll-up opportunities presented by in-market
“regulatory fatigued” competitors

NASDAQ: OCFC 7
Earnings per share was $1.21 (excluding the adverse impact of severance expense and superstorm Sandy), a 6.1% increase over the prior year.
Reported earnings per share was $1.12
Return on average stockholders’ equity was 9.2%
Tangible book value continues to grow, increasing 5.8% to $12.28
Strong capital position – tangible common equity of 9.7% of assets
Renewed 5% Stock Repurchase Plan in November 2012
Credit quality stabilized with NPL’s decreasing $634,000
Grew core deposits (i.e. all deposits excluding time deposits) $56.3 million, now comprising 86.8% of total deposits
Highlights –
Highlights –
2012
2012

NASDAQ: OCFC 8
Substantial Primary Market Deposit Share
Substantial Primary Market Deposit Share
June 30, 2012
# of Dep. In Mkt. Mkt. Shr.
Rank Institution Branches ($000) (%)
Ocean County, NJ
1 Hudson City Bancorp Inc. (NJ) 14 2,610,613 18.65
2 Wells Fargo Bank NA (CA) 26 2,360,712 16.87
3 TD Bank, National Association (Canada) 21 2,149,131 15.36
4 OceanFirst Financial Corp. (NJ) 19 1,477,780 10.56
5 Banco Santander S.A. (Spain) 25 1,321,262 9.44
6 Bank of America Corp. (NC) 22 1,161,899 8.30
7 Investors Bancorp Inc. (MHC) (NJ) 8 654,369 4.68
8 PNC Financial Services Group (PA) 14 436,177 3.12
9 Manasquan Savings Bank (NJ) 3 252,922 1.81
10 JPMorgan Chase Bank, National Association (OH) 10 230,732 1.65
Total For Institutions In Market 200 13,996,221
Source:  FDIC

NASDAQ: OCFC 9
Interest
Bearing
Demand
Deposits,
35.4%
Non-Interest
Bearing
Demand
Deposits,
8.1%
Jumbo Time
Deposits(1),
7.7%
Retail Time
Deposits,
27.7%
MMDA &
Savings,
21.1%
Strategic Deposit Composition Transition
Strategic Deposit Composition Transition
Interest
Bearing
Demand
Deposits,
7.6%
Non-Interest
Bearing
Demand
Deposits,
0.7%
Jumbo Time
Deposits(1),
4.7%
Retail Time
Deposits,
61.4%
MMDA &
Savings,
25.6%
Interest
Bearing
Demand
Deposits,
54.7%
Non-Interest
Bearing
Demand
Deposits,
10.4%
Jumbo Time
Deposits(1),
3.3%
Retail Time
Deposits, 9.8%
MMDA &
Savings,
21.8%
(1) Jumbo CDs have a balance of $100,000 or greater.
December 31, 2007
December 31, 2012
December 31, 1996

NASDAQ: OCFC 10
Residential
R.E., 52.8%
Consumer &
Other(1),
12.8%
Commercial
R.E., 30.7%
Commercial
& Industrial,
3.7%
Strategic Loan Composition Transition
Strategic Loan Composition Transition
Commercial
& Industrial,
0.4%
Commercial
R.E., 4.3%
Consumer &
Other(1),
5.7%
Residential
R.E., 89.6%
Commercial
& Industrial,
3.2%
Commercial
R.E., 19.3%
Consumer &
Other(1),
12.6%
Residential
R.E., 64.9%
(1) Consumer and other loans primarily consist of home equity lines and loans.
Note: See Appendix 2 for specific portfolio metrics and commercial portfolio segmentation.
December 31, 2007
December 31, 2012
December 31, 1996

NASDAQ: OCFC 11
Stabilized NPL’s in a Diversified Portfolio
Stabilized NPL’s in a Diversified Portfolio
Non-performing loan (“NPL”).
Data as of December 31.
0.00%
0.50%
1.00%
1.50%
2.00%
2.50%
3.00%
3.50%
2008 2009 2010 2011 2012
Residential - Primary Bank delivery channel Consumer
Commercial Real Estate and Construction Commercial
Exposure Concentrated in Lower Risk One-to-Four Family
NPL’s
originated by
alternative
Bank delivery
channels.

NASDAQ: OCFC 12
Prudently Provisioning for Credit Costs
Prudently Provisioning for Credit Costs
$0
$1,000
$2,000
$3,000
$4,000
$5,000
$6,000
$7,000
$8,000
$9,000
$10,000
Total Recoveries Charge-Offs - One-to-Four Family
Charge-Offs - Consumer Charge-Offs - Commercial Real Estate
Charge-Offs - Commercial Provision for Loan Losses
Provision for Loan Losses relating to superstorm Sandy
12/31/08 12/31/09 12/31/10
12/31/11
(1)
(1) Increase in charge-offs was primarily due to a change in the Company’s charge-off policy to recognize the charge-off when the loan is deemed uncollectible rather than when the foreclosure process is complete.
The additional charge-off relating to the change in policy through 2011 was $5.7 million, all of which was previously specifically reserved for by the Company.
12/31/12

NASDAQ: OCFC 13
Effective Disaster Contingency Plan minimized office closures
32% operating the day after the storm
100% operational within 7 days
Leadership presence in market – meeting customer needs ASAP
OceanFirst Foundation Relief and Recovery Program
Pledged $500,000 in grants through local partner non-profit agencies targeting human needs
Traditional Risk Management mitigates exposure to credit loss
Prudent underwriting in markets we have understood for 110 years
Federal flood insurance, private coverage, business interruption
Assessing exposure on a loan-by-loan basis, as a community bank should
Additional year-end provision of $1.8 million viewed as adequate
Sandy in the Rearview Mirror
Sandy in the Rearview Mirror
Refer to Appendix 3 for a more detailed analysis of the impact from Sandy.

NASDAQ: OCFC 14 Net Interest Margin Net Interest Margin Remaining Under Pressure in Low Interest Rate Environment 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% 2008 2009 2010 2011 2012

NASDAQ: OCFC 15
Diversified Streams of Non-Interest Income
Diversified Streams of Non-Interest Income
2011
0.00%
0.10%
0.20%
0.30%
0.40%
0.50%
0.60%
0.70%
0.80%
1996 2012
Fees and Service Charges Gain on Sale of Loans BOLI
Other BankCard Services Investment Services
Trust
Non-Interest Income excludes loss from other real estate operations and gain on sale of equity securities.

NASDAQ: OCFC 16
Maintaining Attractive ROE’s and ROA’s
Maintaining Attractive ROE’s and ROA’s
0.0%
2.0%
4.0%
6.0%
8.0%
10.0%
12.0%
14.0%
2008 2009 2010 2011 2012
Return on Equity Return on Assets
(1) Secondary capital raise restrained ROE
(1)
0.0%
0.20%
0.40%
0.60%
0.80%
1.00%
1.20%
1.40%

NASDAQ: OCFC 17
Challenge Today is to Grow Revenue
Challenge Today is to Grow Revenue
Build Shareholder Value
Build Shareholder Value
Target growth within existing footprint – building market share
Thirteen de novo branches since 2000 have performed well – still present opportunity for additional growth
Expanding presence in Monmouth County with a full service Financial
Solutions Center in Red Bank to open in Spring 2013
Opportunity to meet extraordinary loan demand – Sandy recovery
Non-interest income streams have been diversified, ever more important as margin remains under pressure
Assessing opportunistic roll-up of community banks in market
Share repurchases safely deploy excess capital in the short term
Financial performance to Plan builds value and preserves the right to remain independent

NASDAQ: OCFC 18
Note: Financial data as of the most recent period available; market data as of February 6, 2013.
Source:  Sandler O’Neill.
Attractive Valuation Metrics
Attractive Valuation Metrics
OCFC
Peers
(1)
Valuation
Price / Tang. Book Value 117% 129%
Price / Estimated EPS 12.5x 13.2x
Cash Dividend Yield 3.3% 3.1%
(1) Peers include:  DCOM, FFIC, FLIC, HVB, LBAI, ORIT, PBNY, PGC, RCKB, SNBC, STL, SUBK, UVSP and WSFS

NASDAQ: OCFC 19
Why OCFC…?
Why OCFC…?
Fundamental franchise value – superior market demographics
Crisis tested management team
Sandy response and experience
Substantial insider ownership – aligned with shareholders
Attractive deposit mix and market share
Conservative credit culture and profile
Solid financial performance – developing shareholder value
Strong balance sheet and capital base
Attractive current valuations

NASDAQ: OCFC 20 THANK YOU THANK YOU FOR YOUR INTEREST IN FOR YOUR INTEREST IN OCEANFIRST FINANCIAL CORP. OCEANFIRST FINANCIAL CORP.

NASDAQ: OCFC 21
Market Demographics
Market Demographics
APPENDIX 1
Ocean Monmouth Middlesex New Jersey National
Number of Offices 19 4 1
% of OceanFirst Deposits 85.7 11.1 3.2
Market Rank 4 18 34
Market Share (%) 10.6 1.0 0.2
Population 578,728 649,429 794,605
Projected 2010-2015
Population Growth (%)
4.0 2.0 1.8 1.2 3.8
Median Household Income ($) 60,936 82,974 78,561 72,519 54,442
Projected 2010-2015 Median
Household Income Growth (%)
15.5 14.3 17.5 14.7 12.4
Deposit data as of June 30, 2012.
Demographic data as of June 30, 2010.
Source:  SNL Financial

NASDAQ: OCFC 22
Average size of mortgage loans $183,000
Interest-only loans - Amount $36.5 million
         - % of total 1-4 family loans 4.4%
         - Weighted average loan-to-value ratio (using original or most recent appraisal) 63%
Stated income loans - Amount $45.7 million
            - % of total 1-4 family loans 5.6%
Loans in flood hazard area $226.2 million
         - % of total loans 27.4%
         - Weighted average loan-to-value ratio (using latest appraisal) 42%
Portfolio weighted average loan-to-value ratio (using original or most recent appraisal) 56%
         - Originated for the year ended December 31, 2011 61%
         - Originated for the year ended December 31, 2012 59%
Average FICO score  748
         - Loans originated for the year ended December 31, 2011 764
         - Loans originated for the year ended December 31, 2012 767
% of loans outside the New York/New Jersey market 4.7%
% of loans outside Ocean/Monmouth Counties 36.5%
% of jumbo loans at time of origination 43.8%
% of loans for second homes 7.6%
Home equity loan and line balances in flood hazard area $40.0 million
         - % of total equity balances 19.9%
APPENDIX 2
Residential Portfolio Metrics
Residential Portfolio Metrics
As of December 31, 2012, unless otherwise noted.
One-to-Four Family (1-4)

NASDAQ: OCFC 23
Commercial Real Estate (CRE)
Total portfolio
(1)
$475.2 million
Average size of CRE loans $769,000
Largest CRE loan $16.6 million
   (Secured by local university dormitory housing)
Total exposure to CRE in flood hazard area $101.6 million
         - % Total CRE Portfolio 21.4%
         - Weighted average loan-to-value ratio (using latest appraisal) 54%
Commercial Loans
Total portfolio
(1)
$58.0 million
Average size of commercial loan $235,000
Largest commercial loan $4.9 million
(1)
Commercial portfolio relationships total 388, excluding small business loans.
APPENDIX 2
(Cont’d)
Commercial Portfolio Metrics
Commercial Portfolio Metrics
As of December 31, 2012.

NASDAQ: OCFC 24
Commercial Portfolio Segmentation
Commercial Portfolio Segmentation
Real Estate
Investment, 31.1%
Arts/Entertainment/
Recreation, 7.7%
Other Services, 3.8%
Retail Trade, 3.7%
Public
Administration, 6.5%
Miscellaneous, 6.8%
Manufacturing, 4.3%
Educational Services,
4.8%
Accommodations/
Food Services, 7.8%
Healthcare, 9.4%
Wholesale Trade,
6.4%
Construction, 7.7%
Total Commercial Loan Exposure
by Industry Concentration
Real Estate Investment by
Property Concentration
Office, 34.6%
Shopping Center, 9.3%
Retail Store, 8.1%
Multi-Family, 6.1%
Miscellaneous, 8.7%
Commercial
Development, 10.3%
Industrial/
Warehouse, 14.2%
Residential
Development, 8.7%
As of December 31, 2012.
APPENDIX 2
(Cont’d)

NASDAQ: OCFC
Impact of Superstorm Sandy
Impact of Superstorm Sandy
25
APPENDIX 3
Residential borrowers provided with initial two-month payment delay – 45-day secondary contact:
Borrowers (as of February 7, 2013) 123
Principal Balance $29.3 million
Average Loan Size $238,000
Weighted average loan-to-value ratio (using original or most recent appraisal) 61%
Percent in flood zone 70%
Results of follow-up contacts (as of February 7, 2013): Borrowers Balance (000’s)
Loan was brought current 49 $  9,460
Repayment plan agreed to – loan to be brought current within four months 45 11,335
Borrower indicated financial hardship; repayment plan not yet established;
Bank will consider loan modification
(1)
13
(1)
2,363
Total 107 $23,158
Remaining to be contacted 16 $  6,183
(1) For these borrowers, the range of loan-to-value ratios was 13% to 88% using only an absolute minimal evaluation assumption of estimated land value and anticipated flood insurance proceeds.
Commercial loan borrowers:
Number of
Borrowers
Amount
Outstanding (000’s)
Loan-to-Value
Range
(2)
Borrowers reporting substantial damage – all paid current 3 $3,555 6% to 25%
Borrowers requesting short-term payment relief 6 $5,007 23% to 88%
(2) Based on original or most recent appraisal prior to the impact of Sandy.